LORD ABBETT INVESTMENT TRUST

Lord Abbett Convertible Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Supplement dated July 17, 2014 to the

Prospectus dated April 1, 2014

Christopher J. Towle, currently a member of Convertible Fund’s investment team, will retire on September 30, 2014, after a 28-year career at Lord Abbett.  Mr. Towle will continue to be a member of the Fund’s investment team until his retirement.

Accordingly, effective October 1, 2014, the following replaces the subsection under “Management – Portfolio Managers” on page 50 of the prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Alan R. Kurtz, Portfolio Manager	2003
Robert A. Lee, Partner and Director	2013

Christopher J. Towle, currently a member of Floating Rate Fund’s investment team, will retire on September 30, 2014, after a 28-year career at Lord Abbett.  Mr. Towle will continue to be a member of the Fund’s investment team until his retirement.

Accordingly, effective October 1, 2014, the following replaces the subsection under “Management – Portfolio Managers” on page 68 of the prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Jeffrey D. Lapin, Portfolio Manager	2012
Robert A. Lee, Partner and Director	2013

Christopher J. Towle, currently a member of High Yield Fund’s investment team, will retire on September 30, 2014, after a 28-year career at Lord Abbett.  Mr. Towle will continue to be a member of the Fund’s investment team until his retirement.

Accordingly, effective October 1, 2014, the following replaces the subsection under “Management – Portfolio Managers” on page 77 of the prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Steven F. Rocco, Partner and Portfolio Manager	2010
Robert A. Lee, Partner and Director	2013

The following replace the corresponding paragraphs under “Management and Organization of the Fund – Portfolio Managers” beginning on page 227 of the prospectus as of October 1, 2014:

Convertible Fund. Alan R. Kurtz, Portfolio Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Kurtz joined Lord Abbett in 2000 and has been a member of the Fund’s team since 2003. Robert A. Lee, Partner and Director of Taxable Fixed Income, is a senior member of the team. Mr. Lee joined Lord Abbett in 1997 and has been a member of the team since 2013.

Floating Rate Fund. Jeffrey D. Lapin, Portfolio Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Lapin joined Lord Abbett in and has been a member of the team since 2012. Prior to that date, Mr. Lapin was a Managing Director at Post Advisory Group, an asset management firm specializing in high yield securities. Robert A. Lee, Partner and Director of Taxable Fixed Income, is a senior member of the team. Mr. Lee joined Lord Abbett in 1997 and has been a member of the team since 2013.

High Yield Fund. Steven F. Rocco, Partner and Portfolio Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Rocco joined Lord Abbett in 2004 and has been a member of the team since 2010. Robert A. Lee, Partner and Director of Taxable Fixed Income, is a senior member of the team. Mr. Lee joined Lord Abbett in 1997 and has been a member of the team since 2013.

Please retain this document for your future reference.